Supplement dated March 22, 2024

To the Prospectuses Dated

May 1, 2009	Portfolio SelectSM Variable	May 1, 2007	The Atlas Portfolio BuilderSM
	Annuity		Variable Annuity

May 1, 2005 Retirement Income Builder® II Variable Annuity

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

This Supplement updates certain information in the above referenced prospectuses (the “Prospectuses”). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. Any terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectuses.

I. Notice of Portfolio Substitutions

On or about May 1, 2024 (the “Substitution Date”), in accordance with applicable law, shares of the Existing Funds listed below will be substituted for shares of the Replacement Fund listed below.

Existing Fund (Share Class) Adviser	Replacement Fund (Share Class) Adviser/Sub-Adviser
Invesco V.I. Core Equity Fund (Series I) Invesco Advisers, Inc.	Transamerica JPMorgan Enhanced Index VP (Initial Class) Transamerica Asset Management, Inc./J.P. Morgan Investment Management Inc.

Each Existing Fund currently serves as an underlying fund portfolio for a variable investment option and will remain available for investment until the Substitution Date. To the extent that the Replacement Fund is not currently available as an investment option under your contract, the Replacement Fund will be added as an investment option on or before the Substitution Date.

The substitutions will take place at no cost to you and will have no tax consequences to you.

You do not need to take any action.

On the Substitution Date, the Existing Funds will be substituted for the Replacement Fund at relative net asset value, and any remaining policy value you have invested in an Existing Fund will be transferred to the Replacement Fund. Your policy value will not change as a result of the substitutions. The terms of your policy will not be altered in any way, and you will not pay any additional fees or charges as a result of the substitutions.

Beginning on the Substitution Date, the Existing Funds will no longer be available for investment, and we will automatically direct any contributions, automated transfer features such as a Rebalancing program or Dollar Cost Averaging program, or other transactions using an Existing Fund to the Replacement Fund.

At any time prior to the Substitution Date, you may transfer policy value out of an Existing Fund and such transfer or transfers will not incur a transfer fee and will not count against the number of free transfers you are permitted. For

30 days following the Substitution Date, you may transfer policy value out of the Replacement Fund, and such transfer or transfers will not incur a transfer fee and will not count against the number of free transfers you are permitted. From the date of this Supplement until 30 days after the Substitution Date, we will not exercise any reserved contractual rights to impose fees or restrictions on transfers involving an Existing Fund (before the Substitution Date) or the Replacement Fund (after the Substitution Date), other than with respect to market timing.

The Funds may not be available on all contracts. For the investment options currently available to you, please check your Prospectus or contact our Administrative Office referenced in the Prospectuses.

II. Changes to the Prospectus and/or the Portfolio Companies Available Under the Policy

Effective as of the Substitution Date, the information in the Prospectus and/or the Appendix - Portfolio Companies Available Under the Policy, as applicable, is revised to reflect the removal of all references to and information regarding the Existing Funds and, as applicable, the addition of the following Replacement Fund information:

Investment Objective	Portfolio Company/Underlying Fund Portfolio and Adviser/Subadviser	Current Expenses	Platform Charges	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.	Transamerica JPMorgan Enhanced Index VP - Initial Class/Sub-Adviser: J.P. Morgan Investment Management Inc.	0.62%	0.00%	-18.35%	9.47%	12.36%

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time. You can also request this information at no cost by calling our Administrative Office at (800)525-6205.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.